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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 3, 2001
                                                  ................

                       AMERICA ONLINE LATIN AMERICA, INC.
        .................................................................
             (Exact name of registrant as specified in its charter)

            DELAWARE                 000-31181              65-0963212
  .........................................................................
  (State or other jurisdiction      (Commission         (IRS Employer
     of incorporation)               File Number)     Identification No.)

           6600 N.ANDREWS AVENUE
                   SUITE 500
           FT. LAUDERDALE, FLORIDA                          33309
  .........................................................................
   (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code (954)689 - 3000



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                              ITEMS OF INFORMATION

Item 5. Other Events

Attached to this Form 8-K is a press release issued by America Online Latin America, Inc. (the "Company") on April 3, 2001. The press release contains information regarding a $150 million investment by the Company's principal stockholders: America Online, Inc., the Cisneros Group of Companies, and Banco Itau.

The following exhibit is being filed with this Form 8-K:

99.1        Press release dated April 3, 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    America Online Latin America, Inc.




April 03, 2000                      By /s/Charles M. Herington
                                       ----------------------------
                                       Charles M. Herington
                                       President and Chief Executive Officer




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